The Rochdale Investment Trust

Supplement Dated April 25, 2007
to
Prospectus dated May 1, 2006

This Supplement relates to the Rochdale Atlas Portfolio (the “Portfolio”).

On April 20, 2007, Federated Investors, Inc., (Federated) reached a definitive agreement with Rochdale Investment Management LLC (“Rochdale”) to acquire certain assets relating to its business of providing investment advisory and investment management services to the Rochdale Atlas Portfolio. Rochdale’s parent, Acebes, D’Alessandro and Associates LLC is party to certain provisions of the Agreement. In connection with the acquisition, and subject to the approval of the Portfolio’s shareholders, the assets of the Portfolio (which are approximately $321 million as of April 19, 2007) will be transitioned into the Federated InterContinental Fund, which will be a new shell portfolio created for the purpose of continuing the investment operations of Portfolio as part of the Federated fund complex.

The transaction has been approved by the Board of Directors of Federated Investors, Inc. The Federated Mutual Fund Board of Trustees and the Rochdale Investment Trust Board of Trustees have both approved the reorganization of the Portfolio into the Federated InterContinental Fund. The Rochdale Board of Trustees will be seeking the vote of Portfolio shareholders to reorganize the fund into the new Federated InterContinental Fund. Subject to the receipt of all such approvals, the transaction is expected to close in the third quarter of 2007.

Federated, which is publicly traded company headquartered at _Federated Investors Tower, 1001 Liberty Ave., Pittsburgh, Pa., 15222-3779, and its subsidiaries advise approximately 151 equity, fixed-income, and money market mutual funds as well as a variety of customized separately managed accounts, which totaled approximately $250 billion in assets as of March 31, 2007. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1250 employees. Federated provides investment products to more than 5,400 intermediary firms and institutions.